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                                                                    EXHIBIT 23.3

                                  LEGENDS GOLF

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We consent to the incorporation by reference in the Registration Statements No. 333-46657, No. 333-39628 and No. 333-46659 on Form S-8 and Registration
Statements No. 333-56251, No. 333-39624 and No. 333-39622 on Form S-3 of our
report dated March 12, 2001, appearing in this Annual Report on Form 10-K of Golf Trust of America, Inc. for the year ended December 31, 2000.

Charlotte, North Carolina                          /s/ Daniel, Ratliff & Company
March 13, 2001